Exhibit 10.6

CANCELLATION OF THE PLEDGE OVER CREDIT RIGHTS DERIVED FROM HYDROCARBON COMMERCIAL SALES AGREEMENTS

Nelda Guillen, of legal age, domiciled in Houston, identified with the document which appears below my signature, acting on behalf of PNB PARIBAS, (hereinafter the “PLEDGEE”) a company duly incorporated under the laws of France, in my capacity as attorney of the PLEDGEE,

WHEREAS:

1)
WHEREAS a Credit Agreement dated as of December 20, 2007, (the “Credit Agreement”) was executed among the PLEDGEE (as creditor together with other banks), SOLANA RESOURCES LIMITED a company duly incorporated under the laws of Canada, as guarantor (“Original Guarantor”) and SOLANA PETROLEUM EXPLORATION COLOMBIA LIMITED (the “PLEDGOR”), a company duly incorporated under the laws of Cayman Island, with a branch duly established in Colombia.

2)
WHEREAS as security of the obligations under the Credit Agreement, and in the same date, the PLEDGOR granted in favor of the PLEDGEE an open pledge over the credit rights and the rights to receivables and credits payable to the PLEDGOR or its branch under the agreements, offers or contracts of hydrocarbon sales agreement the title of which belongs to the PLEDGOR (the “Crude Oil Commercial Sales Agreements”).

3)	WHEREAS neither the PLEDGOR nor the Original Guarantor owe any amount to the PLEDGEE under the Credit Agreement.

Now therefore, I hereby state that:

First: According to the Six Clause of the Pledge Agreement, and taking into account that neither the PLEDGOR nor the Original Guarantor have pending obligations under the Credit Agreement, the PLEDGEE hereby cancels the guaranty over the credit rights of the PLEDGOR, existing on the date of the Pledge Agreement or executed later, to receive payments under the Crude Oil Commercial Sales Agreements defined on the Credit Agreement as part of the “Colombian Hydrocarbon Properties”.

Second: As a consequence of the cancellation of the pledge, the PLEDGEE hereby grants authorization to the PLEDGOR to register this document as needed, and to carry out any procedures that could be needed to the effective cancellation of the pledge including, without limitation, to revoke the instructions related to the Collecting Account gave to the buyers or third parties obligated to pay to the PLEDGOR under the Crude Oil Commercial Sales Agreement.

In accordance with the above, this document is signed on the 20th day of August, 2009 in Houston.

By PNP PARIBAS

/s/ Nelda Guillen
Name:Nelda Guillen